EXHIBIT 99.1

                          INDEX TO FINANCIAL STATEMENTS

                                                                        Page No.
                                                                        --------

Report of Independent Registered Public Accounting Firm                   F-2

Balance Sheet                                                             F-3

Statement of Operations                                                   F-4

Statement of Changes in Members' Equity                                   F-5

Statement of Cash Flows                                                   F-6

Notes to Financial Statements                                             F-7

                      [Letterhead Of StarkSchenkein, LLP]



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of The Fuelist, LLC
Berkeley, California

We have audited the accompanying balance sheet of The Fuelist, LLC as of August 31, 2013, and the related statements of operations, changes in members' equity (deficit) and cash flows for the period from May 3, 2013 (Inception) to August 31, 2013. The Fuelist, LLC's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Fuelist, LLC as of August 31, 2013, and the results of its operations and its cash flows for the period from May 3, 2013 (Inception) to August 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the entity will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered losses from operations and had no operating revenues. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ StarkSchenkein, LLP
------------------------------------
StarkSchenkein, LLP
October 29, 2013

                                THE FUELIST, LLC
                        (A Development Stage Enterprise)
                                  Balance Sheet

                                 August 31, 2013


                                     ASSETS

Current Assets:
  Cash                                                                 $ 25,373
                                                                       --------

Total Current Assets                                                     25,373
                                                                       --------

      Total Assets                                                     $ 25,373
                                                                       ========

                    LIABILITIES AND MEMBERS' EQUITY (DEFICIT)

Current Liabilities:
  Accounts payable                                                     $ 19,300
  Advance on purchase of membership interest                             45,200
                                                                       --------

Total Current Liabilities                                                64,500
                                                                       --------

Commitments and Contingencies                                                --

Members' Equity (Deficit):
  Members' capital contributions                                         32,400
  Due from Members for capital contributions                            (18,900)
  Deficit accumulated during development stage                          (52,627)
                                                                       --------

Total Members' Equity (Deficit)                                         (39,127)
                                                                       --------

      Total Liabilities and Members' Equity (Deficit)                  $ 25,373
                                                                       ========


               See accompanying notes to the financial statements

                                THE FUELIST, LLC
                        (A Development Stage Enterprise)
                             Statement of Operations

         For the Period from May 3, 2013 (Inception) to August 31, 2013


Operating Revenue                                                     $      --
                                                                      ---------
Operating Expenses:
  Consulting expenses                                                    47,274
  Rent expense                                                            2,000
  Administrative expenses                                                 1,636
  Travel expenses                                                         1,584
  Legal expenses                                                            425
  Other operating expenses                                                1,708
                                                                      ---------

Total Operating Expenses                                                 54,627
                                                                      ---------

Loss from Operations                                                    (54,627)
                                                                      ---------
Other Revenue:
  Sub-lease rent revenue                                                  2,000
                                                                      ---------

Net Loss                                                              $ (52,627)
                                                                      =========


               See accompanying notes to the financial statements

                                THE FUELIST, LLC
                        (A Development Stage Enterprise)
                Statement of Changes in Members' Equity (Deficit)

         For the Period from May 3, 2013 (Inception) to August 31, 2013

                                                                 Due from            Deficit
                                                Members'       Members for         Accumulated            Total
                                                Capital          Capital             During              Members'
                                             Contributions    Contributions     Development Stage    Equity (Deficit)
                                             -------------    -------------     -----------------    ----------------
Balance at Beginning of Period,
 May 3, 2013 (Inception)                       $     --         $     --           $     --             $     --

Capital Contributions                            32,400          (18,900)                --               13,500

Net Loss                                             --               --            (52,627)             (52,627)
                                               --------         --------           --------             --------

Balance at End of Period, August 31, 2013      $ 32,400         $(18,900)          $(52,627)            $(39,127)
                                               ========         ========           ========             ========


               See accompanying notes to the financial statements

                                THE FUELIST, LLC
                        (A Development Stage Enterprise)
                             Statement of Cash Flows

         For the Period from May 3, 2013 (Inception) to August 31, 2013


Cash Flows from Operating Activities:
  Net Loss                                                             $(52,627)
  Adjustments to reconcile net loss to net
   cash used by operating activities:
     Change in accounts payable                                          19,300
                                                                       --------

Net Cash Used by Operating Activities                                   (33,327)
                                                                       --------
Cash Flows from Financing Activities:
  Capital contributions                                                  13,500
  Advances on purchase                                                   45,200
                                                                       --------
Net Cash Provided by Financing Activities                                58,700
                                                                       --------

Net Increase in Cash and Cash Equivalents                                25,373

Cash and Cash Equivalents at the Beginning of the Period                     --
                                                                       --------

Cash and Cash Equivalents at the End of the Period                     $ 25,373
                                                                       ========

Supplemental Disclosure of Non-Cash Investing and
Financing Activities:

Cash Paid for Income Taxes                                             $     --
                                                                       ========

Cash Paid for Interest                                                 $     --
                                                                       ========

Due from Members for Capital Contributions                             $ 32,400
                                                                       ========


               See accompanying notes to the financial statements

                                THE FUELIST, LLC
                        (A Development Stage Enterprise)
                          Notes to Financial Statements
                                 August 31, 2013


NOTE 1.  ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Fuelist, LLC (the "Company", "our", "we" or "The Fuelist"), a limited liability company, was formed in the State of California on May 3, 2013. The Company's headquarters are located in Berkeley, California.

DEVELOPMENT STAGE OPERATIONS

The Company is a development stage entity formed for the primary purpose of the development of a data-driven mobile and web technology platform that leverages extensive segment expertise and big data analysis tools to value classic vehicles. These tools will enable users to quickly find values, track valuations over time, and to identify investment and arbitrage opportunities in this lucrative market.

The Company had no significant operating history from May 3, 2013 (Inception) to August 31, 2013, had no operating revenues, and has generated a net loss from operations of $52,627. The accompanying financial statements for the period from May 3, 2013 (Inception) to August 31, 2013, have been prepared assuming the Company will continue as a going concern.

The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

BASIS OF ACCOUNTING

The Company maintains its financial statements on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less as cash equivalents. The Company had no cash equivalents as of August 31, 2013.

                                THE FUELIST, LLC
                        (A Development Stage Enterprise)
                          Notes to Financial Statements
                                 August 31, 2013


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

REVENUE RECOGNITION

The Company's principal service will include using data aggregation and analysis tools to determine valuations of classic vehicles and provide business intelligence tools for subscribers to use to help identify investment opportunities

Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectability is probable.

INCOME TAXES

The Company has elected to be taxed as a partnership under federal income tax law, which provides that in lieu of corporate income taxes, the members will separately account for their pro rata share of the Company's items of income, deductions, losses, and credits.

The Company complies with Financial Accounting Standards Board (FASB) Accounting Standards Update (ASC) Topic 740-10, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements, and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Management evaluated the Company's tax positions during the period from May 3, 2013 (inception) to August 31, 2013, and concluded that the Company had taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance.

The Company is subject to income tax examinations by the U.S. federal, state or local tax authorities for its first filing period, beginning for the period from May 3, 2013 (Inception) through December 31, 2013, which will be the end of the Company's first tax filing year.

RECENT ACCOUNTING PRONOUNCEMENTS

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries, which are not expected to have a material impact on the Company's financial position, results of operations or cash flows.

NOTE 2. MEMBERS' EQUITY

Members' equity includes member capital accounts consisting of such member's capital contributions in the form of cash, the fair market value of property other than cash and services that are contributed and/or agreed to be contributed to the Company. Member capital accounts are increased by each member's pro-rata share of income and gains and decreased by each member's pro-rata share of losses and deductions and also distributions made by the Company to such member. Each members' voting rights consists of their respective percentage interests in the Company.

The Company entered into an agreement for a new member to pay for a 2.5% membership interest payable over 12 monthly installments of $2,700 beginning in

                                THE FUELIST, LLC
                        (A Development Stage Enterprise)
                          Notes to Financial Statements
                                 August 31, 2013


May 2013. During the period from May 3, 2013 (Inception) to August 31, 2013, the Company received $13,500 from this member resulting in $18,900 outstanding at August 31, 2013.

NOTE 3. CONTRACTUAL OBLIGATIONS

On June 1, 2013, the Company entered into open-ended contractual agreements with six consultants related to the development of the Company's web technology platform and other related operations. The consultants are compensated periodically based on work performed and invoiced. The Company recognized $47,274 in consulting expenses related to these agreements during the period from May 3, 2013 (Inception) to August 31, 2013.

On May 1, 2013 the Company entered into a lease agreement with a related party limited liability company for the Company's main office. The lease term is for one year beginning on May 1, 2013 and ending May 1, 2014. The Company is obligated to pay rent of $6,000 per year in equal monthly installments of $500 payable on the 1st of each month. The Company subsequently entered into a sublease agreement with another related party entity in which it was not legally relieved of its primary obligation for the lease agreement. The Company recognized $2,000 in sub-lease rent revenue and $2,000 in rent expense in relation to these agreements during the period from May 3, 2013 (Inception) to August 31, 2013.

NOTE 4. RELATED PARTY TRANSACTIONS

For the period from May 3, 2013 (Inception) to August 31, 2013, the Company recognized $35,800 in consulting expenses for services provided by three members, of which $13,000 is included in accounts payable at August 31, 2013.

NOTE 5. CHANCELLOR GROUP, INC. TRANSACTION

These financial statements were prepared for the period from May 3, 2013 (Inception) to August 31, 2013 excluding the Chancellor Group, Inc. transaction that is set forth below. The financial statements include minimal activity that occurred from August 15, 2013 through August 31, 2013.

On August 15, 2013, the Company and founding members ("the Founders") entered into a binding term sheet with Chancellor Group, Inc., a Nevada corporation ("Chancellor") to sell 51% of its membership interests to Chancellor, in consideration for a receivable of $271,200 to be paid in 12 monthly installments of $22,600 beginning in August 2013, plus 2,000,000 shares of Chancellor common stock valued at $156,000, or $0.078 per share.

Related to this capital transaction with Chancellor, the Company has not recognized either the receivable or the common stock in these financial statements, and has recorded the first two cash payments received through August 31, 2013 of $45,200 as deferred member capital contributions. Therefore, these financial statements exclude the contractual obligations with Chancellor.

NOTE 6. SUBSEQUENT EVENTS

Events occurring after August 31, 2013 were evaluated through the date the financial statements were issued, in compliance FASB ASC Topic 855 "SUBSEQUENT EVENTS", to ensure that any subsequent events that met the criteria for recognition and/or disclosure in this report have been included.